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                                                                   Exhibit 10.58

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                              REMARKETING AGREEMENT

                                     BETWEEN

                       PRIORITY FULFILLMENT SERVICES, INC.
                                 (THE "OBLIGOR")

                                       AND

                               COMERICA SECURITIES
                            (THE "REMARKETING AGENT")

                          DATED AS OF NOVEMBER 1, 2004

                                   RELATING TO

                                   $5,000,000
                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                 TAXABLE VARIABLE RATE DEMAND LIMITED OBLIGATION
                           REVENUE BONDS, SERIES 2004
                  (PRIORITY FULFILLMENT SERVICES, INC. PROJECT)

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                                TABLE OF CONTENTS

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                                                                                      PAGE
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Section 1.    Duties................................................................    1

Section 2.    Disclosure Statement..................................................    2

Section 3.    Indemnification and Contribution......................................    2

Section 4.    Fees and Expenses.....................................................    4

Section 5.    Remarketing Agent Not Liable for Failures by Purchasers of Bonds......    4

Section 6.    Representations and Warranties of the Obligor.........................    4

Section 7.    Termination...........................................................    5

Section 8.    Miscellaneous.........................................................    5

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                              REMARKETING AGREEMENT

      THIS REMARKETING AGREEMENT (the "Agreement") dated as of November 1, 2004 by and between PRIORITY FULFILLMENT SERVICES, INC., a Delaware corporation (the "Obligor") and COMERICA SECURITIES (the "Remarketing Agent").

      WHEREAS, the Mississippi Business Finance Corporation (the "Issuer") has appointed the Remarketing Agent (and the Remarketing Agent hereby accepts the appointment) as Remarketing Agent under the Trust Indenture dated as of the date of this Agreement (the "Indenture") between the Issuer and U.S. Bank National Association, as trustee (the "Trustee"), relating to the Issuer's $5,000,000 principal amount Taxable Variable Rate Demand Limited Obligation Revenue Bonds, Series 2004 (Priority Fulfillment Services, Inc. Project) (the "Bonds"); and

      WHEREAS, the Obligor has entered into a Loan Agreement dated as of the date of this Agreement (the "Loan Agreement") between the Issuer and the Obligor; and

      WHEREAS, the Remarketing Agent has been appointed by the Issuer to use its best efforts to remarket the Bonds subject to optional or mandatory purchase and to determine the interest rate necessary to remarket the Bonds at par; and

      WHEREAS, the Obligor and Remarketing Agent desire to make additional provisions regarding the Remarketing Agent's role as Remarketing Agent for the Bonds with respect to its obligations described in Section 203 of the Indenture. Terms used in this Agreement without being defined have the meanings given them in the Indenture.

      NOW, THEREFORE, the Obligor and Remarketing Agent hereby agrees as follows:

      SECTION 1. DUTIES.

            (a) The Remarketing Agent will perform the duties specified as Remarketing Agent under the Indenture, including, but not limited to, the determination of interest rates as set forth in Section 110 of the Indenture and the remarketing of the Bonds as set forth in Section 203 of the Indenture. Unless the Remarketing Agent is otherwise directed in writing by the Obligor and except as provided in the next paragraph, the Remarketing Agent shall use its best efforts to remarket Bonds subject to optional or mandatory purchase under Sections 201 and 202 of the Indenture, respectively. Bonds which are subject to mandatory purchase on the Conversion Date, a proposed Conversion Date or a Substitution Date shall be remarketed by the Remarketing Agent only to a buyer to whom the Remarketing Agent has delivered, at the time of such remarketing, a copy of the notice of conversion or notice of delivery of a Substitute Credit Facility, as applicable, pursuant to Section 113(b) of the Indenture. In the event the Bonds are remarketed pursuant to a mandatory purchase on the Conversion Date, a proposed Conversion Date or a Substitution Date, the Remarketing Agent shall be entitled to a fee (mutually agreed upon with the Obligor prior to the commencement of the remarketing) in addition to the annual remarketing fee received pursuant to Section 4 hereof. In acting as Remarketing Agent, the

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Remarketing Agent will act as agent and not as principal except as expressly provided in this Section 1.

            (b) The Remarketing Agent may, if it determines to do so in its sole discretion, buy as principal, but it will not in any event be obligated to do so, and if it buys Bonds it will have the same rights as would any other person holding the Bonds.

      SECTION 2. DISCLOSURE STATEMENT. If the Remarketing Agent determines that it is necessary or desirable to use a disclosure statement in connection with its offering of Bonds (a "Disclosure Statement"), and in any event upon conversion of the interest rate on the Bonds to a Fixed Rate, the Remarketing Agent will notify the Obligor and the Obligor will provide the Remarketing Agent with a Disclosure Statement satisfactory to the Remarketing Agent and its Counsel in respect of the Bonds. The Obligor will supply the Remarketing Agent, at the Obligor's expense, with such number of copies of the Disclosure Statement as the Remarketing Agent requests from time to time and will amend the document with respect to the Obligor and any summary of documents the amendment of which was approved by the Obligor (and/or the documents incorporated by reference in it) so that at all times the document will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in the document, in light of the circumstances under which they were made, not misleading.

      SECTION 3. INDEMNIFICATION AND CONTRIBUTION.

            (a) The Obligor will indemnify and hold harmless the Remarketing Agent, each of its directors, officers, employees and agents and each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act of 1933, as amended (such Act being herein called the "Act" and any such person being herein sometimes called for purposes of this paragraph (a) an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statements, or alleged untrue statement, of a material fact with respect to the Obligor contained in any Disclosure Statement referred to in Section 2 hereof or any amendment or supplement thereto, or any portion of the Disclosure Statement under the headings "Introductory Statement," "The Obligor and the Use of Proceeds," "The Bonds" (other than the information under the sub-heading "Book-Entry System"), "Sources of Payment and Security," "The Letter of Credit," "The Loan Agreement," "The Trust Indenture," "The Reimbursement Agreement," and "The Pledge and Security Agreement," or the omission or alleged omission to state therein a material fact necessary to make the statements therein with respect to the Obligor or under such headings not misleading. This indemnity agreement will not be construed as a limitation on any other liability which the Obligor may otherwise have to any Indemnified Party, but in no event shall the Obligor be obligated for double indemnification. The duty of the Obligor to indemnify and hold the Issuer and its directors, officers, employees and agents harmless shall be governed by
Section 5.4 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

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            (b) The Remarketing Agent will indemnify and hold harmless the
Obligor, each of its directors, officers, partners, employees and agents and each person who controls the Obligor within the meaning of Section 15 of the Act (for purposes of this paragraph (b), an "Indemnified Party") to the same extent as the foregoing indemnity in paragraph (a) from the Obligor to the Remarketing Agent, but only with reference to written information, if any, relating to the Remarketing Agent furnished to the Obligor by the Remarketing Agent specifically for use in the preparation of a Disclosure Statement. This indemnity agreement shall not be construed as a limitation on any other liability which the Remarketing Agent may otherwise have to any Indemnified Party, but in no event shall the Remarketing Agent be obligated for double indemnification.

            (c) An Indemnified Party (as defined in paragraph (a) or paragraph
(b) of this Section 3) will, promptly after receiving notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against the Obligor or the Remarketing Agent, as the case may be (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement of the action. Failure of the Indemnified Party to give such notice will reduce the liability of the Indemnifying Party under this Agreement by the amount of the damages attributable to the failure to give the notice; but the failure will not relieve the Indemnifying Party from any liability which it may have to such Indemnified Party otherwise than under the indemnity agreement in this Section 3. If such action is brought against an Indemnified Party and such Indemnified Party notifies the Indemnifying Party of the commencement of the action, the Indemnifying Party may, or if so requested by the Indemnified Party shall, participate in it or assume its defense, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of an election so to assume the defense, the Indemnifying Party will not be liable to the Indemnified Party under this
Section 3 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense other than reasonable costs of investigation. If the Indemnifying Party does not employ counsel to take charge of the defense or if any Indemnified Party reasonably concludes that there may be defenses available to it which are different from or in addition to those available to the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses reasonably incurred by such Indemnified Party will be paid by the Indemnifying Party.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 3 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Obligor on grounds of policy or otherwise, the Obligor and Remarketing Agent shall contribute to the total losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Obligor and Remarketing Agent may be subject in such proportion so that the Remarketing Agent is responsible for that portion represented by the percentage that the fee to be paid to the Remarketing Agent under Section 4 hereof bears to the principal amount of the Bonds remarketed under this Agreement and the Obligor is responsible for the balance; but (i) in no case will the Remarketing Agent be responsible for any amount in excess of the fee applicable to the Bonds remarketed by the

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Remarketing Agent under this Agreement and (ii) no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3(d), each person who controls the Remarketing Agent within the meaning of Section 15 of the Act will have the same rights to contribution as the Remarketing Agent and each person who controls the Obligor within the meaning of Section 15 of the Act and each officer, each director and each partner of the Obligor will have the same rights to contribute as the Obligor, subject in each case to clause (i) and (ii) of this Section 3(d). Any party entitled to contribution will, promptly after receiving notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this
Section 3(d), notify each party from whom contribution may be sought, but the failure to notify such party shall not relieve any party from whom contribution may be sought from any other obligation it may have under this Agreement or otherwise than under this Section 3(d).

      SECTION 4. FEES AND EXPENSES. In consideration of the Remarketing Agent's services under this Agreement, the Obligor will pay the Remarketing Agent a fee of 1/4 of 1% of the aggregate principal amount of Bonds at closing. Thereafter, the Obligor will pay in advance a non-refundable fee of 1/8 of 1% per annum of the aggregate principal amount of the Bonds outstanding payable on December 1 of each year (taking into account any payment of principal on such December 1) commencing December 1, 2005. The Obligor will also pay all expenses in connection with the delivery of remarketed Bonds and with preparing a disclosure document under Section 2 hereof and will reimburse the Remarketing Agent for all of its direct out-of-pocket expenses incurred by it as Remarketing Agent or otherwise under this Agreement, including reasonable Counsel fees and disbursements.

      SECTION 5. REMARKETING AGENT NOT LIABLE FOR FAILURES BY PURCHASERS OF BONDS. The Remarketing Agent will not be liable to the Obligor on account of the failure of any person to whom the Remarketing Agent has sold a Bond to pay for it or to deliver any document in respect of the sale.

      SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE OBLIGOR. The Obligor represents, warrants and covenants to and with the Remarketing Agent as follows:

            (a) All representations and warranties of the Obligor in the Placement Agreement dated as of November 1, 2004, among the Remarketing Agent, the Issuer and the Obligor (the "Placement Agreement") are true and correct as though made at and as of the date hereof.

            (b) The Obligor is fully empowered to enter into and perform all agreements on its part herein contained; the Obligor has been authorized to enter into and deliver this Agreement (by all necessary and proper legal action); and the execution and delivery by it of this Agreement and the performance of the agreements herein contained do not contravene or constitute a default under any agreement, indenture, mortgage, loan agreement, commitment, provision of its charter documents, or other existing requirements of law or regulation or any other agreement of any kind to which it is a party or by which it is or may be bound.

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      SECTION 7. TERMINATION. This Agreement will terminate upon the effective resignation or removal of the Remarketing Agent as Remarketing Agent in accordance with Section 911 of the Indenture. The Remarketing Agent will resign as Remarketing Agent under this Agreement if requested by the Obligor in writing upon 30 days' prior written notice. Following termination, the provisions of
Section 3 will continue in effect, and each party will pay the other any amounts owing at the time of termination.

      SECTION 8. MISCELLANEOUS.

            (a) This Agreement will be governed by the laws of the State of Mississippi.

            (b) Notices will be given to the following addresses until a party designates a new address in writing:

            If to the Obligor:

            Priority Fulfillment Services, Inc.
            500 N. Central Expressway, Suite 500
            Plano, Texas 75074
            Attn: Thomas J. Madden

            If to the Remarketing Agent:

            Comerica Securities
            201 W. Fort Street
            3rd Floor
            Detroit, MI 48226-3089
            Attn: Institutional Sales

            (c) Nothing contained in this Agreement shall be deemed to create any employment relationship between the parties hereto or to create any fiduciary obligations of the Remarketing Agent to the Obligor except as expressly provided herein.

            (d) This Agreement may be amended from time to time by an instrument in writing executed by the parties hereto.

            (e) Section headings are included herein for convenience of reference only and shall not be considered a part of this Agreement for any purpose.

            (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating any other provision hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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            (g) The Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold or deal in any of the Bonds, including Bonds which are remarketed, and may join in any action which any Bondholder may be entitled to take with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage or be interested in any financial or other transaction with the Issuer or Obligor but it is understood and agreed that funds for the purchase of Bonds which are remarketed shall come only from the purchasers of Bonds which are remarketed or from the Obligor (including pursuant to any Credit Facility or Substitute Credit Facility) and not from the Remarketing Agent.

            (h) This Agreement may be executed in any number of counterparts, all of which shall be deemed originals hereof.

               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE TO FOLLOW.]

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REMARKETING AGREEMENT
Signature Page

                                            COMERICA SECURITIES
                                            "Remarketing Agent"

                                            By: ________________________________
                                                Michael J. Wilk
                                            Its:Managing Director

                                            PRIORITY FULFILLMENT SERVICES,  INC.
                                            "Obligor"

                                            By: ________________________________
                                                Thomas J. Madden
                                            Its:Chief Financial Officer

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